UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 26, 2004

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                      06-1465402
 ------------------             ---------------               ----------------
 (State or other                (Commission File              (I.R.S. Employer
  jurisdiction of                Number)                       Identification
  incorporation or                                             Number)
  organization)


                 914 Hartford Turnpike
                      P.O. Box 715
                     Waterford, CT                      06385
        ---------------------------------------       -----------
        (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 8.01

     On October 26, 2004, the Mohegan Tribal Gaming Authority (the "Authority") filed Form 8-K, reporting that the Authority had issued a press release announcing that it had entered into a management agreement with the Menominee Indian Tribe of Wisconsin, a federally recognized Indian tribe, and the Menominee Kenosha Gaming Authority on October 21, 2004, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            WATERFORD GAMING, L.L.C.





Date: October 27, 2004                   By:/s/Len Wolman
                                         Len Wolman, Chief Executive Officer